EXHIBIT 1

Index and ETF options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
S&P Canada 60 Index Options                               SXO                                      N/A
iShares CDN S&P/TSX60 Index Fund                          XIU - LIU - VIU - XIX                    XIU
iShares CDN S&P/TSX Capped Gold Index Fund                XGD - XDG - VXG - LXG                    XGD
iShares CDN S&P/TSX Capped Financials Index Fund          XFN                                      XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex
  Fund                                                    XIT                                      XIT
iShares CDN S&P/TSX Capped Energy Index Fund              XEG - XEE - LGE - ZGE -VGE               XEG
iShares CDN S&P/TSX Capped Materials Index Fund           XMA                                      XMA

Equity Options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
Addax Petroleum Corp.                                     AXC-AXZ                                  AXC
Aecon Group Inc.                                          ARE                                      ARE
Agnico-Eagle Mines Limited                                AEM                                      AEM
Agrium Inc.                                               AGU - LGU - VGU                          AGU
Alamos Gold Inc.                                          AGI                                      AGI
Alimentation Couche Tard Inc.                             ATD                                      ATD.B
Astral Media Inc.                                         ACM                                      ACM.A
ATS Automation Tooling Systems Inc.                       ATA                                      ATA
Aurizon Mines Ltd.                                        ARZ                                      ARZ
Ballard Power Systems Inc.                                BLD                                      BLD
Bank of Montreal                                          BMO - VBM - BMZ - LBM                    BMO
Bank of Nova Scotia (The)                                 BNS - VBQ - BNQ - LBQ                    BNS
Barrick Gold Corporation                                  ABX - VBA - LBA                          ABX
BCE Inc.                                                  BCE - VBC - LBC                          BCE
Biovail Corporation                                       BVF                                      BVF
Birchcliff Energy Limited                                 BIR                                      BIR
Bombardier Inc.                                           BBD - VBB - LBB                          BBD.B
Brookfield Asset Man. Inc. CL. A                          BAM                                      BAM.A
Brookfield Properties Corp.                               BPO                                      BPO
CAE Inc.                                                  CAE                                      CAE
Cameco Corporation                                        CCO - VOC - COY - LOC                    CCO
Canadian Imperial Bank of Commerce                        CM  - VMC - CMY - LCM                    CM
Canadian National Railway Company                         CNR                                      CNR
Canadian Natural Resources Limited                        CNQ - CQN - VNQ - VNZ - LNQ              CNQ
Canadian Oil Sands Trust                                  COS                                      COSu
Canadian Pacific Railway Limited                          CP                                       CP
Canadian Tire Corp. Ltd                                   CTC                                      CTC.A
Canadian Utilities                                        CU                                       CU
Canfor Corporation                                        CFP                                      CFP
Celestica Inc.                                            CLS - VLS - LLS                          CLS
Centerra Gold Inc.                                        CG                                       CG
CGI Inc. (Group)                                          GIB                                      GIB.A
CI Financial Inc.                                         CIX                                      CIX
Cott Corp.                                                BCB                                      BCB
Crew Energy Incorporated                                  CR                                       CR
Denison Mines Corp.                                       DML                                      DML
Domtar Corporation                                        UFS                                      UFS
Eldorado Gold Corp.                                       ELD                                      ELD
Emera Inc.                                                EMA                                      EMA
Enbridge Inc.                                             ENB                                      ENB
EnCanaCorporation                                         ECA - ECZ                                ECA
Enerplus Resources Fund                                   ERF                                      ERFu
Ensign Energy Services Inc.                               ESI                                      ESI
Equinox Minerals Ltd.                                     EQN                                      EQN
European Goldfields Ltd.                                  EGU                                      EGU
Fairborne Energy Ltd.                                     FEL                                      FEL
Finning International Inc.                                FTT                                      FTT
First Quantum Minerals                                    FM - FMY                                FM
FNX Mining Company Inc.                                   FNX                                      FNX
Fortis Inc.                                               FTS                                      FTS
Franco Nevada                                             FNV                                      FNV
Fronteer Development Group Inc.                           FRG                                      FRG
Galleon Energy Inc.                                       GO                                       GO.A
Gammon Gold Inc.                                          GAM                                      GAM
George Weston Limited                                     WN                                       WN
Gerdau AmeriSteel Corporation                             GNA                                      GNA
Gildan Activewear Inc.                                    GIL                                      GIL
Goldcorp Inc.                                             G - GGZ - VGA - LGA                      G
Great-West Lifeco Inc.                                    GWO                                      GWO
Groupe Aeroplan Inc.                                      AER
Harry Winston Diamond Corp.                               HW                                       HW
Highpine Oil & Gas Limited                                HPX                                      HPX
HudBay Minerals Inc.                                      HBM                                      HBM
Husky Energy Inc.                                         HSE - HSZ - VHS - LHS                    HSE
IAMGOLD Corporation                                       IMG                                      IMG
IGM Financial Inc.                                        IGM                                      IGM
Imperial Oil Limited                                      IMO                                      IMO
Industrial Alliance Insurance and
  Financial Services Inc.                                 IAG                                      IAG
Inmet Mining Corporation                                  IMN - IMQ                                IMN
Intact Financial Corporation                              IFC                                      IFC
Ivanhoe Mines Ltd.                                        IVN                                      IVN
Jaguar Mining Inc.                                        JAG                                      JAG
Kingsway Financial Services Inc.                          KFS                                      KFS
Kinross Gold Corporation                                  K   - VKK -LKK                           K
Loblaw Companies Ltd.                                     L                                        L
Lundin Mining Corp.                                       LUN                                      LUN
Magna International Inc                                   MG                                       MG .A
Manitoba Telecom Services Inc.                            MBT                                      MBT
Manulife Financial Corporation                            MFC - VCF - MFX - LCF                    MFC
MDS Inc.                                                  MDS                                      MDS
Methanex Corporation                                      MX                                       MX
METRO INC.                                                MRU                                      MRU.A
Minefinders Corporation Ltd.                              MFL                                      MFL
National Bank of Canada                                   NA - VNA - NAZ -LNA                      NA
Nexen Inc.                                                NXY                                      NXY
Niko Resources Ltd.                                       NKO - NKX                                NKO
Nortel Networks Corporation                               WNT - VNT                                NT
NOVA Chemicals Corporation                                NCQ                                      NCQ
NuVista Energy Limited                                    NVA                                      NVA
Onex Corp.                                                OCX                                      OCX
Open Text Corp                                            OTC                                      OTC
OPTI Canada Inc.                                          OPC                                      OPC
Osisko Mining Corp.                                       OSK                                      OSK
Pacific Rubiales Energy                                   PRE                                      PRE
Paladin Energy Ltd.                                       PDN                                      PDN
Pan American Silver Corporation                           PAA                                      PAA
Paramount Resources Ltd.                                  POU                                      POU
Pengrowth Energy Trust                                    PGF                                      PGFu
Penn West Energy Trust                                    PWT                                      PWTu
Petro-Canada                                              PCA - VAC - PCZ                          PCA
Petrobank Energy & Resources Ltd.                         PBG                                      PBG
Potash Corporation of Saskatchewan                        POT - POX                                POT
Power Corporation of Canada                               POW                                      POW
Power Financial Corporation                               PWF                                      PWF
Precision Drilling Trust                                  PDY                                      PD u
ProEx Energy Ltd.                                         PRQ                                      PRQ
QLT Inc.                                                  QLT                                      QLT
Quadra Mining Ltd.                                        QUA                                      QUA
Red Back Mining Inc.                                      RBI                                      RBI
Research in Motion Limited                                RIM - RIZ                                RIM
Rogers Communications Inc.                                RCI - VRC - LCR                          RCI.B
Rona Inc.                                                 RON                                      RON
Royal Bank of Canada                                      RY  - RYX - VRY - LRY                    RY
Russel Metals Inc.                                        RUS                                      RUS
Saputo                                                    SAP                                      SAP
Shaw Communications Inc.                                  SJR                                      SJR.B
Sherritt International Corporation                        S                                        S
Shoppers Drug Mart                                        SC                                       SC
Sierra Wireless Inc.                                      SW                                       SW
Silver Standard Resources Inc.                            SSO                                      SSO
Silver Wheaton Corp.                                      SLW                                      SLW
Silvercorp Metals Inc.                                    SVM                                      SVM
Sino-Forest Corporation                                   TRE                                      TRE
SNC-Lavalin Group Inc.                                    SNC                                      SNC
Sun Life Financial                                        SLF - SLZ - LLF - VLF                    SLF
Suncor Energy Inc.                                        SU  - VSU - VSX - SUX - LSU              SU
Talisman Energy Inc.                                      TLM - VLM - LLM                          TLM
Teck Resources Limited Cl. B                              TCX - VCK - VEK -LCK  - TCK              TCK.B
TELUS Corporation                                         T   - VTU - LTU - VTU                    T
The Jean Coutu Group (PJC) Inc.                           PJC                                      PJC.A
Thompson Creek Metals Company Inc.                        TCM                                      TCM
Thomson Reuters Corporation                               TRI                                      TRI
Tim Hortons                                               THI                                      THI
Timminco Ltd.                                             TIM                                      TIM
TMX Group Inc.                                            X                                        X
Toronto-Dominion Bank (The)                               TD  - VTD - TDQ - LTD                    TD
TransAlta Corporation                                     TA                                       TA
TransCanada Corporation                                   TRP - VTP - LTP                          TRP
Trican Well Services Inc.                                 TCW                                      TCW
Trinidad Drilling Ltd.                                    TDG                                      TDG
TriStar                                                   TOG                                      TOG
Uranium One Inc.                                          UUU - VUU                                UUU
Uranium Participation Corp.                               U                                        U
Viterra Inc.                                              VT                                       VT
Westjet Airlines Ltd.                                     WJA                                      WJA
Yamana Gold Inc.                                          YRI                                      YRI
Yellow Pages Income Fund                                  YLO                                      YLOu